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EXHIBIT 10.20

                               DEED OF TRUST NOTE
                               ------------------

$350,000.00                                                   6/8/2006
                                                              Bethesda, Maryland


         FOR VALUE RECEIVED, the undersigned (hereinafter called the "Borrower") unconditionally promises to pay to the order of CHARTER HOUSE, LLC (hereinafter called the "Lender"), with its main office located at 8120 Woodmont Ave., Suite 350, Bethesda, MD 20814, the principal sum of THREE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($350,000.00), together with interest at the rate or rates hereinafter provided until paid, in accordance with the following:

                  TERM OF LOAN. The term of the loan evidenced hereby shall commence on the date hereof and continue until 12/8/2006, (hereinafter called the "Maturity Date"), when the outstanding principal balance, together with all accrued interest, shall be due and payable in full.

                  POINTS. At closing Borrower shall pay $10,500.00 to Lender. Said loan origination fees are in addition to any brokerage fees Borrower has agreed to pay to third parties in connection with the loan evidenced hereby.

                  EXTENSIONS. The Borrower shall have one (1) option to extend the maturity of this Note, for a period of six (6) months, upon fifteen (15) days prior written notice to the Lender for the exercise of such extension option and the payment, at the time of such notice, of an extension fee in an amount equal to three percent (3%) of the sum of the then outstanding principal balance plus the amount of funds then remaining to be advanced under this Note. It shall be a condition precedent to the exercise of such extension option that the Borrower not be in default under this Note or any of the documents which secure this Note and there shall have been no material adverse change in the financial condition or operations of the Borrower or any of the guarantors of this Note, nor any material adverse change in the condition of the property described on "EXHIBIT A" attached hereto.

                  RATES OF INTEREST. Interest shall be computed on the basis of a 360-day year and shall be charged for the actual number of days elapsed in each interest calculation period. Interest shall be charged on the outstanding principal balance at the annual rate of 15%:

                  PAYMENTS: Commencing on August 1, 2006 and continuing on the first day of each month thereafter, monthly payments of all accrued interest shall be made to the Lender, until the Maturity Date, when the outstanding principal balance together with all accrued interest thereon shall be due and payable in full.

                  APPLICATION AND PLACE OF PAYMENTS. Payments made on account hereof shall be applied first to the payment of any outstanding loan fees, extension fees or prepayment fees, then to any late charges, then to the payment of accrued and unpaid interest and the remainder, if any, shall be applied to principal. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds to Lender at 8120 Woodmont Ave., Suite 350, Bethesda, MD 20814; or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrower.

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                  SECURITY. This Note, which evidences a loan from the Lender to the Borrower in the principal amount recited hereinabove, is secured by that certain Deed of Trust and Security Agreement (the "Deed of Trust") of even date herewith from the Borrower for the benefit of the Lender, and encumbers certain real property, more particularly described on "EXHIBIT A" attached hereto and made a part hereof.

                  LATE CHARGES. If the Borrower shall fail to make any payment under the terms of this Note within five (5) days after the date such payment is due, the Borrower promises to pay to the Lender a late charge equal to ten percent (10%) of such payment. Such five (5) day period shall not be construed as in any way extending the due date of any payment. The "late charge" is imposed for the purpose of defraying the expenses of the Lender incident to handling such delinquent payment. This charge shall be in addition to, and not in lieu of, any other remedy the Lender may have and is in addition to any fees and charges of any agents or attorneys which the Lender may employ upon any Event of Default hereunder, whether authorized herein or by law. IF THE BORROWER SHALL FAIL TO MAKE THE FINAL PAYMENT DUE AT MATURITY WITHIN FIFTEEN DAYS OF THE MATURITY DATE, THE BORROWER PROMISES TO PAY TO THE LENDER A LATE CHARGE EQUAL TO FIVE PERCENT (5%) OF THE OUTSTANDING PRINCIPAL BALANCE; WHICH CHARGE SHALL EARN INTEREST PAYABLE TO THE LENDER AT THE DEFAULT INTEREST RATE DESCRIBED BELOW FROM THE MATURITY DATE UNTIL THE DATE SAID FEE IS PAID IN FULL.

                  PREPAYMENT. Each prepayment shall be accompanied by interest accrued and unpaid on the amount so unpaid to the date of such prepayment. Any partial prepayment shall not postpone the due date of any subsequent payment or change the amount of any monthly principal payment, unless the Lender shall first otherwise agree in writing. Upon ten (10) days' prior written notice from the Borrower to the Lender, the Borrower may prepay the outstanding principal balance, in whole or in part, without premium or penalty.

                  EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note.

                  (a) The failure of the Borrower to pay to the Lender when due, any and all amounts payable by the Borrower to the Lender under the terms of this Note, including, but not limited to, any principal payment, interest payment, loan fee, extension fee or late charge; or

                  (b) The occurrence of any other Event of Default, as defined in the Deed of Trust or any other document executed in connection with this Note.

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                  DEFAULT INTEREST. Upon the occurrence of an Event of Default and/or after the maturity of this Note (whether by acceleration, declaration, extension or otherwise), the Borrower promises to pay to the Lender, interest on the outstanding principal balance at a rate equal to the rate of interest then due and payable under the terms of this Note, plus six percent (6%) per annum, so long as the Event of Default continues or, after maturity, until payment in full of the outstanding principal balance together with any and all accrued and unpaid interest thereon and any and all other sums due and payable hereunder.

                  REMEDIES. Upon the occurrence of an Event of Default, at the option of the Lender, the outstanding principal balance, any and all accrued and unpaid interest thereon, and all other amounts payable by the Borrower to the Lender under the terms of this Note shall immediately become due and payable by the Borrower to the Lender without notice to the Borrower or any other person. In addition, the Lender shall have all of the rights, powers and remedies available under the terms of this Note, the Deed of Trust, any other document which is executed in connection with this Note, and all applicable laws, including but not limited to the right to set off against and apply any funds of the Borrower on deposit with, or under the control of, the Lender to the payment of the debt evidenced hereby, without notice and without resort to any judicial proceeding. The Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby waive demand, presentment, protest, notice of protest and notice of dishonor.

                  CONFESSION OF JUDGMENT. Upon the occurrence of an Event of Default, the Borrower hereby authorizes any attorney designated by the Lender or any clerk of any court of record in the State of VA or anywhere in the United States of America to appear for the Borrower in any court of record in one or more proceedings and confess judgment against the Borrower without prior hearing in favor of the Lender for, and in the amount of, the outstanding principal balance, all accrued and unpaid interest thereon, all other amounts payable by the Borrower to the Lender under the terms of this Note, costs of suit and attorneys' fees of fifteen percent (15%) of the outstanding principal balance. The Borrower hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition and other rights to which the Borrower may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force and which may hereafter be enacted. The Borrower hereby consents to the immediate execution of such judgment. The authority and power to appear for and enter judgment against the Borrower shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as the Lender shall deem necessary and desirable, for all of which this Note shall be a sufficient warrant.

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                  EXPENSES. The Borrower promises to pay to the Lender, upon demand by the Lender, all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, all attorneys' fees, expenses and court costs.

                  WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO, THIS NOTE, THE DEED OF TRUST AND ANY OTHER DOCUMENT WHICH SECURES THIS NOTE. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, AND THE BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

                  CONSENT TO JURISDICTION. The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of VA over any suit, action or proceeding arising out of, or relating to, this Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court of which the Borrower is subject to jurisdiction, by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in this Note or as otherwise permitted by applicable law.

                  SERVICE OF PROCESS. The Borrower hereby consents to process being served in any suit, action or proceeding instituted in connection with this Note by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested to the Borrower at the address set forth below, or at such other address as the Borrower may furnish in writing to the Lender. The Borrower irrevocably agrees that such service shall be deemed in every respect effective service of process upon the Borrower in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrower. Nothing in this Section shall effect the right of the Lender to serve process in any manner otherwise permitted by law, and nothing in this Section will limit the right of the Lender otherwise to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions.

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                  NOTICES. All notices, requests or demands required under this
Note to be made in writing, shall be deemed to have been received when delivered by hand, when delivered to an overnight courier, or when deposited in the mail by first class, registered or certified mail, return receipt requested, postage prepaid. Any and all notices, requests and demands shall be addressed to the Lender at 8120 Woodmont Ave., Suite 350, Bethesda, MD 20814 and to the Borrower at 600 Cameron Street, Alexandria VA 22314 or at such other addresses as the Lender or the Borrower shall have furnished to the other in writing.

                  MISCELLANEOUS. Each right, power and remedy of the Lender as provided for in this Note, the Deed of Trust or any other document which secures this Note, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Note, the Deed of Trust or in any other document which secures this Note or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant or agreement of this Note, the Deed of Trust or any other document which secures this Note, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Lender from exercising any such right, power or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waiver, release or change any provisions of this Note. As used in this Note, the term "Lender" shall mean the party designated as the Lender above, its successors and assigns, and any subsequent holder of this Note. Any paragraph or subparagraph in this Note, which is preceded by parentheses, shall apply and become a provision of this Note, in the event that a check or other mark has been written, typed or otherwise added within such parentheses. The captions hereinafter set forth are for convenience only and shall not be deemed to define, limit or describe the scope of intent of this Note. The provisions of this Note shall be governed by the laws of the State of VA notwithstanding circumstances when the "choice of law" rules of the State of VA would allow or require the laws of another jurisdiction to govern. The Lender is hereby authorized, without notice to or the further consent of the Borrower and without in any manner releasing, lessening or affecting the obligations of the Borrower, to complete any blank in this Note. The Borrower further authorizes the Lender to disclose the financial record of the Borrower to any subsidiary or affiliate of the Lender or to any other financial institution.

                  PARTIAL INVALIDITY. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal or unenforceable; provided, however, that if any such invalid, illegal or unenforceable provision pertains to the repayment of principal or interest


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thereon, the occurrence of any such invalidity, illegality or unenforceability shall constitute an Event of Default. In the event that any amounts of interest or other charges due and payable under the terms and conditions of this Note are held to exceed limits prescribed by applicable law, then, to the extent that any such amounts of interest or charges exceed such limits, such amounts of interest or charges shall be deemed to be payments of principal.

                  COMMERCIAL PURPOSE. The Borrower warrants that the loan evidenced by this Note is being made solely to acquire or carry on a business or commercial enterprise, and/or the Borrower is a business or commercial organization. The Borrower further warrants that all of the proceeds of this Note shall be used for commercial purposes and stipulates that the loan evidenced by this Note shall be construed for all purposes as a commercial loan.

         IN WITNESS WHEREOF, the Borrower has executed under seal and delivered or caused this Note to be executed under seal and delivered as of the date first written above.

                                             BORROWER:

                                             SEAWRIGHT SPRINGS, INC.

                                             By:  Seawright Holdings, Inc., Sole
                                                  Member and Manager

                                             By:  /s/ Joel P. Sens     (SEAL)
                                                  --------------------
                                                  Joel P. Sens, President


         THIS IS TO CERTIFY that this is the Note described in the Deed of Trust, which encumbers the property described on "EXHIBIT A", from the Borrower to the Trustees named in the Deed of Trust, to secure CHARTER HOUSE, LLC bearing even date herewith, said Note and Deed of Trust having been executed in my presence.



                                             ----------------------------------
                                                        NOTARY PUBLIC


My Commission Expires:     __________________


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                         Legal Description "Schedule A"

All those certain tracts of parcel of real estate, lying and being between state routes 616 and 804, in the North River District, Augusta County, Virginia, and more particularly described according to the Map entitled "Map of the Baker Seawright Corp. Prop." by Robert E. Funk, Land Surveyor, dated January 13, 1986 attached to the Deed recorded as Instrument No. 030016981, and shown thereon to CONTAIN a total of 144.739 ACRES, MORE OR LESS.

Being all of the property acquired by Seawright Springs, LLC in that certain Deed dated October 7, 2003 and recorded among the Land Records of Augusta County, Virginia, as Instrument No. 030016981 at page 0313.

Tax Map No. 26-94
Tax Map No. 26-94A
Tax Map No. 27-2
Tax Map No. 27-2B
Tax Map No. 27-8A



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